SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K


        Current Report Pursuant to Section 13 or 15(d) of
                   The Securities Act of 1934



Date of Report (date of earliest event            June 19, 1996
reported):




                  ATLANTIC COAST AIRLINES, INC.
     (Exact name of registrant as specified in its charter)




     Delaware              0-21976             13-3621051
  (State or other     (Commission File      (I.R.S. Employer
  jurisdiction of          Number)         Identification No.)
   incorporation)

             1 Export Drive, Sterling VA      20164

 (Address of principal executive offices)             (Zip Code)

 Registrant's telephone number, including area code:  (703) 406-
                              6500

                         Not Applicable

  (Former name or former address, if changed since last report)






Registrant hereby incorporates by reference in the report on Form
8-K the following Exhibits:



Exhibit                    Description of Exhibits
Number
1       Press Release dated June 19, 1996 regarding Atlantic
        Coast Airlines, Inc.

















































                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act
1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.



                              ATLANTIC COAST AIRLINES, INC.
                              a Delaware corporation


                              By:  /s/  JAMES B. GLENNON
                              Name:     James B. Glennon
                              Title:   Senior Vice President,
                                  Chief Financial Officer,
                                  Treasurer, Assistant Secretary
                                  and Director


Dated this 25th day of June, 1996.




































               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                         _______________


                            EXHIBITS

                               to

                            FORM 8-K

                              under

               THE SECURITIES EXCHANGE ACT OF 1934

                         _______________


                  Atlantic Coast Airlines, Inc.
     (Exact name of registrant as specified in its charter)




































                      INDEX TO EXHIBITS



Exhibit                 Description of Exhibits
Number
1       Press Release dated June 19, 1996 regarding Atlantic
        Coast Airlines, Inc.























































                          Exhibit 1

For Immediate Release                   Contact:  Barron Beneski
June 19, 1996                                     Public Relations
Page 1 of 2                                       (703) 406-6500

  ATLANTIC COAST AIRLINES AND AERO INTERNATIONAL (REGIONAL)
           AGREE TO REVISED JETSTREAM 41 CONTRACT

Sterling, Virginia - Atlantic Coast Airlines (NASDAQ/NMS:
ACAI) ("ACA"), the United Express carrier in the Eastern United States, today announced that it has reached agreement with Aero International (Regional) ("AI(R)") to allow ACA's existing qualified order for nine Jetstream 41 (J-41) aircraft to convert to options without penalty. The original acquisition agreement provided the ability to cancel the order under certain conditions. ACA stated that today's agreement reflects circumstances that did not exist at the time of the original order, including the availability of a limited number of used J-41 aircraft and more favorable aircraft financing alternatives. ACA has entered into negotiations with AI(R) regarding revised acquisition terms for new J-41s, and with British Aerospace subsidiary JSX Capital Corporation for the possible acquisition of used J-41 aircraft.

"ACA and AI(R) agreed that it would be in our mutual best interest to recognize current market conditions in our discussions on new aircraft acquisitions," said ACA's chief executive officer Kerry Skeen. "ACA remains delighted with the excellent performance of the J-41 aircraft. Today's agreement allows ACA to continue its business strategy while giving us more flexibility with future fleet decisions."

ACA was the North American launch customer for the J-41 and currently operates a fleet that includes twenty-seven J-41s.
AI(R) is the recently formed regional aircraft marketing and support company equally owned by British Aerospace, Aerospatiale and Alenia.

ACA is headquartered in Sterling, Virginia and employs over 1,200 aviation professionals, most of whom are based in the Northern Virginia area. The company operates its hub at Washington Dulles International Airport, where it offers nearly 200 departures every business day. From Washington
Dulles, ACA serves 40 cities in 16 states with non-stop service. Its route system spans the East Coast from Maine to South Carolina and as far west as Ohio. The average age of ACA's fleet is approximately 4.1 years.
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